UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO.1
TO
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

Anpulo Food, Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	000-54216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangkong Road, Xiangfeng Town, Laifeng County, Hubei, China	445700
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (718) 628 8576

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No.1 (this “Amendment”) to Current Report on Form 8-K is being filed to incorporate changes to the Current Report on Form 8-K filed by the Company on January 31, 2014 (the “Original Report”, as amended by this Amendment, the “Report”) in response to comments received from the Securities and Exchange Commission (the “Commission”) as a result of the Commission’s review of the Report.  Unless otherwise noted, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original Report, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this report. This Amendment should be read in conjunction with the Original Report and the Company’s filings made with the Commission subsequent to the Report, including any amendments to those filings.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Amendment contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our merchants and subscribers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

In this Report, the terms “Anpulo,” “Company,” “we,” “us,” and “our,” refer to Anpulo Food, Inc., and its wholly-owned subsidiary Anpulo International Limited, a holding company formed in Hong Kong (“Anpulo HK”), Anpulo HK’s wholly-owned subsidiary Guangxiang Investment Consulting Co., Ltd., a limited liability company located in Shanghai, China (“Anpulo WFOE”), and our variable interest entity Laifeng Anpulo (Group) Food Development Co., Ltd. (“Anpulo Laifeng”).

INTRODUCTION

On October 30, 2013, we acquired all of the outstanding shares of Anpulo HK in exchange for the issuance by us of an aggregate of 122,900,000 restricted ordinary shares to the shareholders of Anpulo HK. As a result of our share exchange with Anpulo HK, which is commonly referred to as a “reverse acquisition,” Anpulo HK became our wholly owned subsidiary and we assumed the business of Anpulo HK in processing, distributing and marketing pork and cured pork products in the People’s Republic of China, (the “PRC” or “China”).

From inception until we completed the reverse acquisition, we were organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. From our inception on July 30, 2010 to October 30, 2013, we did not generate any revenue and we accumulated no significant assets as we explored a possible business combination. As such, we were deemed a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  In accordance with the requirements of Item 2.01(a)(f) of Form 8-K, this Report sets forth information that would be required if we were required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Securities Exchange).

Item 1.01   Entry into a Material Definitive Agreement.

On October 30, 2013, we entered into a Securities Exchange Agreement (the “Exchange Agreement”) with (i) Anpulo HK, (iii) the former stockholders of Anpulo HK, and (iii) our former shareholder, pursuant to which we acquired all of the outstanding shares of Anpulo HK in exchange for the issuance by us of an aggregate of 122,900,000 restricted ordinary shares to the shareholders of Anpulo HK, which shares constituted approximately 99.9% of our outstanding ordinary shares as of and immediately after the consummation of such share exchange (such transaction as the “Share Exchange”).  As a result of the share exchange, Anpulo HK became our wholly owned subsidiary and the former stockholders of Anpulo HK became our shareholders. The Share Exchange was treated as a recapitalization, with Anpulo HK as the accounting acquirer and the Company as the accounting acquiree.

The foregoing description of the Share Exchange and Exchange Agreement is qualified in its entirety by reference to the provisions of the Exchange Agreement filed as Exhibit 2.1 to this Report and is incorporated by reference herein.

Item 2.01   Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 of this Report regarding the share exchange is incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we acquired all of the outstanding shares of Anpulo HK on October 30, 2013 pursuant to the Share Exchange.  Item 2.01(f) of Form 8-K provides that if the Company was a shell company, other than a business combination related shell company (as those terms are defined in Rule 12b-2 under the Exchange Act) immediately before the Share Exchange, then the Company must disclose the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the Share Exchange.

The Company was deemed to be a shell company immediately before the Share Exchange. The disclosures in the registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended on June 24, 2014, which is filed as Exhibit 99.3 hereto this Amendment, are incorporated herein by reference in its entirety. We are providing the information that we would be required to disclose on Form 10 under the Exchange Act if we were to file such form.  The information provided below relates to the combined Company after the acquisition of Anpulo HK, except that information relating to periods prior to the date of the Share Exchange, or unless otherwise specifically indicated.

Item 3.02   Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above and under Item 15 in the registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended on June 24, 2014, which is filed as Exhibit 99.3 hereto this Amendment, is incorporated herein by reference in response to this Item 3.02.

Item 4.01   Changes in Registrant’s Certifying Accountant.

The information contained under Item 11 under the section titled “Changes In And Disagreements With Accountants On Accounting And Financial Disclosure” in the registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended on June 24, 2014, which is filed as Exhibit 99.3 hereto this Amendment, is incorporated herein by reference in response to this Item 3.02.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2013, Wenping Luo resigned as Chief Financial Officer of the Company, effective immediately.  The resignation of Mr. Luo was not in connection with any known disagreement with us on any matter. Mr. Luo remains as President and Chief Executive Officer, and a director of the Company.

On December 1, 2013, our Board of Directors increased the size of the Board of Directors to five members and appointed Tao Yang, Chunhai Lin, Xinlian Zhang, and Shijia Li each as a director of the Company, effective immediately. On the same day, the Board of Directors of the Company subsequently appointed Maochun Kang as our Chief Financial Officer, effective immediately.

For certain biographical and other information regarding the above officers and directors and their compensation arrangements, see the disclosure under “Form 10 Disclosures” of this Report, which disclosure is incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2013, the Board of Directors also approved the change of the Company’s fiscal year end from July 31 to December 31, effective October 30, 2013. A quarterly report for the quarter ended September 30, 2013 was filed by the Company to cover the transition period.

Item 5.06   Change in Shell Company Status.

To the extent we are deemed to be a shell company prior to the closing of the share exchange, reference is made to the disclosure set forth under Items 2.01 of this Report, which disclosure is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The Consolidated Financial Statements for the year ended December 31, 2012 and 2011 for Anpulo Laifeng contained in registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, which is filed as Exhibit 99.4 hereto this Amendment, are incorporated herein by reference in response to this item.

The Consolidated Financial Statements for the period ended June 30, 2013 for Anpluo Laifeng contained in registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, which is filed as Exhibit 99.4 hereto this Amendment, are incorporated herein by reference in response to this item.

(b)  Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company for the fiscal year ended December 31, 2012 is filed as Exhibit 99.2 hereto this Amendment.

The unaudited pro forma combined financial information of the Company for the quarter ended September 30, 2013 is filed as Exhibit 99.1 hereto this Report.

(c)  Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  Exhibits.

Certain of the agreements filed as exhibits to this Report contain representations and warranties by the parties to the agreements that have been made solely for the benefit of the parties to the agreement. These representations and warranties:

●	may have been qualified by disclosures that were made to the other parties in connection with the negotiation of the agreements, which disclosures are not necessarily reflected in the agreements;
●	may apply standards of materiality that differ from those of a reasonable investor; and
●	were made only as of specified dates contained in the agreements and are subject to subsequent developments and changed circumstances.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date that these representations and warranties were made or at any other time. Investors should not rely on them as statements of fact.

EXHIBIT NUMBER	DESCRIPTION
2.1
Share Exchange Agreement dated October 30, 2013 (incorporated by reference to Exhibit 2.1 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

3.1	Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Form 10 filed with the Securities and Exchange Commission on December 10, 2010, as amended.)
3.2	Certificate of Continuation (incorporated by reference to Exhibit 3.2 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)
3.3
Memorandum of Association and Articles of Association (incorporated by reference to Exhibit 3.3 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.1
Equity Pledge Agreement dated September 22, 2013 (incorporated by reference to Exhibit 10.1 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.2
Shareholders’ Voting Proxy Agreement dated September 22, 2013(incorporated by reference to Exhibit 10.2 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.3
Exclusive Option Agreement dated September 22, 2013(incorporated by reference to Exhibit 10.3 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.4
Entrusted Management Agreement dated September 22, 2013(incorporated by reference to Exhibit 10.4 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.5
Employment Agreement between Laifeng Anpulo (Group) Food Development Co., Ltd. and Wenping Luo dated December 1, 2013 (incorporated by reference to Exhibit 10.5 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.6
Employment Agreement between Laifeng Anpulo (Group) Food Development Co., Ltd. and Maochun Kang dated December 1, 2013 (incorporated by reference to Exhibit 10.6 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.7
Form of Distribution Agreement with Specialty Retail Stores (incorporated by reference to Exhibit 10.7 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.8
Loan Agreement with Bank of China regarding a loan in a principal amount of $4,443,669 due on November 5, 2014 (incorporated by reference to Exhibit 10.8 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.9
Loan Agreement with Industrial and Commercial Bank of China regarding a loan in a principal amount of $1,333,101 due on August 24, 2014 (incorporated by reference to Exhibit 10.9 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

10.10
Loan Agreement with Industrial and Commercial Bank of China regarding a loan in a principal amount of $1,329,324 due on August 24, 2014 (incorporated by reference to Exhibit 10.10 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)

16.1	Letter from Keith K. Zhen, CPA (incorporated by reference to Exhibit 16.1 to the Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended)
99.1*	Unaudited pro forma combined financial information of the Company for the quarter ended September 30, 2013
99.2	Unaudited pro forma combined financial information of the Company for the fiscal year ended December 31, 2012
99.3	The Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013, as subsequently amended on June 24, 2014
99.4	The Company’s registration statement on Form S-1 (File No. 333-192006) filed on October 31, 2013.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anpulo Food, Inc.

Dated: July 17, 2014	By:	/s/ Wenping Luo
Wenping Luo
President and Chief Executive Officer